Supplement dated October 14, 2025
to the following statutory prospectus(es):
Soloist dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective on or about November 1, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Macquarie High Income Fund - Institutional Class	Nomura High Income Fund - Institutional Class
PROS-1099